                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 20, 1997


                             KAISER VENTURES INC.
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             (Exact name of registrant as specified in its charter)


                                   DELAWARE
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         (State or other jurisdiction of incorporation or organization)



          0-18858                                       94-0594733
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 (Commission file number)                 (I.R.S. Employer Identification No.)


                  3633 E. Inland Empire Boulevard, Suite 850
                              Ontario, CA  91764
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          (Address of principal executive offices, including Zip Code)


   Registrant's telephone number,
   including area code                             (909) 483-8500
                                                 ------------------


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             (Former name, former address and former fiscal year,
                         if changed since last report)
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                                   FORM 8-K

                                CURRENT REPORT


Item 1.    CHANGES IN CONTROL OF REGISTRANT

     On October 20, 1997, the investment advisors of the two largest shareholders of Kaiser Ventures Inc. (the "Company"), the New Kaiser Voluntary Employees' Beneficiary Association ("VEBA") and Pension Benefit Guaranty Corporation ("PBGC"), entered into a Cooperation Agreement and each filed an amended Form 13-D with the Securities Exchange Commission. A copy of the Cooperation Agreement is attached as an exhibit to this filing.

     The Coleridge Group advises and has investment authority over the Company stock owned by VEBA. VEBA owns approximately 33% of the outstanding stock of the Company.

     Pacholder Associates, Inc. advises the PBGC and has investment authority over the Company stock owned by the PBGC. The PBGC owns approximately 20% of the Company's outstanding shares.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT 2. Cooperation Agreement between The Coleridge Group and Pacholder Associates, Inc. dated October 20, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kaiser Ventures Inc.



Date:  October 29, 1997       /s/ Terry L. Cook
                              -----------------
                              Terry L. Cook, Sr. Vice President,
                              General Counsel and Secretary